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                                                                 Exhibit 10.40

                           ELECTRIC FUEL CORPORATION

                               December 10, 1997



Mr. Leon S. Gross
c/o Enterprises Inc.
River Park House
3600 Conshohocken Avenue
Philadelphia, PA  19131

     Re:  Amendment No. 2 to Registration Rights Agreement
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Dear Leon:

     Electric Fuel Corporation, a Delaware corporation (the "Company") hereby
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agrees with you as follows:

     1. Reference to Registration Rights Agreement; Definitions.  Reference is
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hereby made to the Registration Rights Agreement dated as of September 30, 1996, as amended by Amendment No. 1 dated April 15, 1997, by and among the Company and Leon S. Gross (as so amended, the "Registration Rights Agreement"). Terms
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defined in the Registration Rights Agreement and not otherwise defined herein are used herein with the meaning so defined.

     2.  Amendment to Registration Rights Agreement.  You and the Company hereby
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agree that, effective as of the date hereof, the Registration Rights Agreement is hereby amended as follows:

         (a)  Amendment to Section 1.  Definitions.
              ------------------------------------

              (i) The definition of "Holder" is hereby amended to read in its entirety as follows:

              "Holder:  collectively, (i) the trustees of The Rose Gross
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              Charitable Foundation under Deed of Trust dated May 28, 1997 (the
              "Foundation"), and (ii) the Purchaser, or upon his death the executor or personal representative, or similar legal representative
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              of his estate (the "Representative"), and then, after the Shares have been distributed to the Purchaser's beneficiaries from the Representative, the single beneficiary who receives the largest number of Shares under the purchaser's last will and testament."

              (ii) The definition of "Transfer Restricted Securities" is hereby amended to read in its entirety as follows:

               "Transfer Restricted Securities.  All Shares issued to the
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               Purchaser hereunder, plus up to 30,000 shares of the Company's
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               Common Stock purchased by Purchaser from a certain management stockholder of the Company in a private transaction occurring in April 1997, plus up to 16,000 shares of the Company's Common
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               Stock to be purchased by Purchaser from Jonathan Whartman
               pursuant to a certain Stock Purchase Agreement between Leon Gross and Jonathan Whartman dated December 2, 1997, plus up to 20,000
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               shares of the Company's Common Stock to be purchased by Purchaser from The Keren Yonah Foundation pursuant to a Stock Purchase Agreement between Leon Gross and the Trustees of the Foundation dated December 10, 1997 until (a) the date of which such shares have been effectively registered under the Securities Act and disposed of in accordance with this Agreement, or (b) the date of which such shares are distributed to the public pursuant to Rule 144 under the Securities Act."

         (b)  Miscellaneous.  Except to the extent specifically amended hereby,
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     the provisions of the Registration Rights Agreement shall remain unmodified and the Registration Rights Agreement, as amended hereby, is hereby confirmed as being in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of State of Delaware, without regard to any conflicts or choice of law principles which would cause the application of the internal laws of any jurisdiction other than the State of Delaware and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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     If the foregoing corresponds with your understanding of the Agreement by and among the Company and you, kindly sign this letter and the accompanying copies hereof in the appropriate space below and return the same to the Company, upon which this letter shall become a binding agreement by and among the Company and you as of the date hereof.

                              Very truly yours,

                              ELECTRIC FUEL CORPORATION

                              By:________________________________
                                    Name:
                                    Title:

Agreed and accepted:


_______________________________
Leon S. Gross